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                         Metropolitan Series Fund, Inc.
                 State Street Research Large Cap Value Portfolio

                       Supplement Dated November 17, 2003
                         to Prospectus Dated May 1, 2003

         In the section of the prospectus describing the State Street Research Large Cap Value Portfolio, the second paragraph under "Portfolio Management" is deleted and replaced with the following:

         Peter A. Zuger and Arthur J. Barry are the portfolio managers of the Portfolio. Mr. Zuger has been responsible for the day-to-day management of the Portfolio since its inception. Mr. Zuger, a managing director, joined State Street Research in 1998 and has worked as an investment professional since 1976. Mr. Barry, a senior vice president, joined the firm in 2003. During the past five years he has also served as a senior portfolio manager at Invesco Capital Management, and as a vice president and lead portfolio manager at Federated Research Corp.